UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
May 11, 2020

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176

(Address of Principal Executive Offices)

212. 983.2640

(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 280.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 280.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 280.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§280.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Item 2.02 Results of Operations and Financial Condition

Certain portions of our press release dated May 11, 2020, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein and are filed pursuant to this Item 2.02. They are as follows:

●	The 1st through 5th paragraphs and the 10th paragraph relating to results of operations for the first quarter of 2020

●	Portions of the 7th paragraph relating to our hiring freeze

●	The 9[h] through 11th paragraphs relating to results of operations for the first quarter of 2020

●	The 12th balance sheet items for the first quarter of 2020

●	The consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated May 11, 2020, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

●	The 6th paragraph relating to plans to reduce advertising and promotional expense for 2020, and postponement of both 2020 advertising and promotional programs and 2020 new product launches until 2021

●	Portions of the 7th paragraph relating to estimated favorable impact on cash flow from the temporary suspension of our dividend and cost cutting measures

●	The 8th paragraph relating to expected precipitous decline in second quarter sales, expected measured improvement in the second half of 2020 and anticipated loss of travel retail business for the foreseeable future

●	The 13th paragraph relating to the conference call to be held on May 12, 2020

●	The 15th paragraph relating to forward looking information

●	The balance of such press release not otherwise incorporated by reference in Item 2.02

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated May 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: May 11, 2020

Inter Parfums, Inc.

By:	/s/ Russell Greenberg
Russell Greenberg,
Executive Vice President
and Chief Financial Officer

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